NORTH BAY BANCORP
                             2002 DEFERRED FEE PLAN


                                    ARTICLE 1

                        Introduction and Purpose of Plan
                        --------------------------------

     1.1 Establishment of Plan. North Bay Bancorp, a financial holding company (the "Company"), has adopted this 2002 Deferred Fee Plan (the "Plan") effective as of May 28, 2002 (the "Plan Effective Date"). The Plan shall be administered for the exclusive benefit of directors and officers of the Company and its wholly-owned subsidiaries ("Subsidiaries") who are engaged or employed by the Company and/or its Subsidiary or Subsidiaries after the Plan Effective Date.

     1.2 Purpose of Plan. The purpose of this Plan is to encourage directors to remain members of the Board of Directors of the Company and/or its Subsidiaries, encourage officers to remain officers of the Company and/or its Subsidiaries, and enable directors and officers of the Company and its Subsidiaries to enhance their retirement security by permitting them to enter into agreements with the Company and/or its Subsidiaries to defer all or a portion of their Fees and receive benefits at retirement, termination of service as a director or officer prior to retirement, disability, death, change in control of the Company, or in the event of financial hardship due to unforeseeable emergencies.

     1.3 Eligible Directors and Officers. Incumbent directors and officers of the Company and its Subsidiaries not participating in the 1999 Deferred Fee Plan (as defined below) are eligible to participate in this Plan after completing one year of service (each such director, a "Director"; each such officer, an "Officer") with credit for service prior to the Plan Effective Date.

     1.4 Deferred Fee Agreements. Participants in the Plan shall enter into a Deferred Fee Agreement substantially in the form attached to this Plan as Exhibit A (the "Deferred Fee Agreement").

     1.5 Prior Deferred Fee Plan. On November 1, 1999 the Board of Directors of the Company adopted and approved a Deferred Fee Plan (the "1999 Deferred Fee Plan"), which will continue for the benefit of its participants according to the terms thereof. This Plan is established to provide substantially similar benefits to the 1999 Deferred Fee Plan for the Directors and Officers eligible hereunder, and this Plan is not intended to replace, amend or restate the 1999 Deferred Fee Plan. After the Plan Effective Date, it is anticipated that all Directors and Officers eligible hereunder shall receive benefits pursuant to this Plan in lieu of any benefit or benefits that may be granted or approved under the 1999 Deferred Fee Plan.



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                                    ARTICLE 2

                                   Definitions
                                   -----------

     Whenever used in the Plan or in a Deferred Fee Agreement entered into pursuant to this Plan, the following terms shall have the meanings as set forth in this Article II unless a different meaning is clearly required by the context.

     2.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

          2.1.1 "Change of Control" means the transfer of greater than 25% of the Company's outstanding voting common stock followed within twelve (12) months by termination of the Director's status as a member of the Board of Directors of the Company or its Subsidiaries or termination of the Officer's status as a corporate officer of the Company or its Subsidiaries.

          2.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

          2.1.3 "Deferral Account" means the Deferred Account established pursuant to the Deferred Fee Agreement.

          2.1.4 "Disability" means, if the Director or Officer is covered by a disability insurance policy sponsored by the Company or its Subsidiaries, total disability as defined in such policy without regard to any waiting period. If the Director or Officer is not covered by such a policy, Disability means the Director or Officer suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Director or Officer from performing substantially all of the normal duties of a director or officer. As a condition to any benefits, the Company may require the Director or Officer to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

          2.1.5 "Election Form" means the form attached as Exhibit 1 to the Deferred Fee Agreement.

          2.1.6 "Fees" means the total fees payable to the Director or Officer for attending meetings of the Board of Directors of the Company or its Subsidiaries or committees of such Boards of Directors.

          2.1.7 "Normal Termination Date" means the Director attaining a retirement age fixed by the Company's Board of Directors and completing ten (10) years of service. The retirement age fixed by the Company's Board of Directors for this purpose shall be no earlier than age 65 and no later than age 75.

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          2.1.8  "Termination  of Service" means the Director's  ceasing to be a member of the Officer's ceasing to be a corporate officer of the Company or its Subsidiaries for any reason whatsoever.

          2.1.9 "Years of Service" means the total number of twelve-month periods during which the Director serves as a member of the Board of Directors of the Company or its Subsidiaries or the Officer serves as a corporate officer of the Company or its Subsidiaries.

                                    ARTICLE 3

                            Participation in the Plan
                            -------------------------

     3.1 Participation. At anytime after the Plan Effective Date, each Director and Officer who is eligible to participate in the Plan may become a participant in this Plan on the first day of the month next following commencement of his or her second year of service as a director or officer of the Company or its Subsidiaries and enrollment pursuant to this Article 3. Directors elected or appointed to the Board of Directors of the Company or its Subsidiaries shall be deemed to commence their service at the time such person assumes office. Officers appointed as officers of the Company or its Subsidiaries shall be deemed to commence their service at the time such person assumes office.

     3.2 Directors. At any time after the Plan Effective Date, eligible Directors may enroll in the Plan by completing a Election Form and submitting it to the Administrator. Enrollment shall be effective on or after the first day of the month following the date the Election Form is properly completed and accepted by the Administrator and the director and the Company or applicable subsidiary have executed and delivered to each other a Deferred Fee Agreement.

     3.3 Officers. At any time after the Plan Effective Date, eligible officers may enroll in the Plan upon approval of the Company's Board of Directors and by completing an Election Form and submitting it to the Administrator. Enrollment shall be effective on or after the first day of the month following the date the Election Form is properly completed and accepted by the Administrator and the officer and the Company or applicable subsidiary have executed and delivered to each other a Deferred Fee Agreement.

                                    ARTICLE 4

                            Deferral of Compensation
                            ------------------------

     4.1 Maximum Deferral. There shall be no limitation on the amount any participant can defer in any taxable year.

     4.2 Minimum Deferral. The minimum deferral amount for any participant in any taxable year shall not be less than fifty percent (50%) of the participant's Fees.

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     4.3  Modifications  of Amount  Deferred.  As provided in the  Deferred  Fee
Agreement, a participant may change deferral with respect to compensation not yet earned by submitting a new properly executed Election Form to the Administrator at least ten (10) days prior to the beginning of each taxable year. Such change shall take effect as soon as administratively practicable but not earlier than the first pay period following receipt by the Administrator of such Election Form.

     4.4 Effect of Modification of Deferral. As more particularly provided in the Deferred Fee Agreement, modification of deferral will result in adjustment of benefits at retirement, termination of service as a director or officer prior to retirement, disability, death, change in control of the Company, or in the event of financial hardship due to unforeseeable emergencies.

                                    ARTICLE 5

                            Distribution of Benefits
                            ------------------------

     5.1 Eligibility for Payment. Distribution of benefits from the Plan shall be made in accordance with the each participant's Deferred Fee Agreement.

     5.2 Distribution Due to Unforeseeable Financial Emergency. As provided in the Deferred Fee Agreement, a participant may request a distribution due to hardship.

     5.3   Commencement  of   Distributions.   Distribution  of  benefits  to  a
participant under this Plan shall commence as provided in the participant's Deferred Fee Agreement.

                                    ARTICLE 6

                          Form of Benefit Distributions
                          -----------------------------

     6.1 Election. A participant may elect the form of distribution of his or her benefits.

     6.2 Forms of Distribution. A participant may elect distributions of benefits in one of the following forms:

          (a)  Lump  sum.  A  single   payment  of  the  entire   balance  of  a
participant's Deferral Account.

          (b) Installments. Periodic payments over a specified period of time.

                                    ARTICLE 7

                             Beneficiary Information
                             -----------------------

     7.1 Beneficiary Designation. A participant shall have right to designate a beneficiary, and revoke or modify such designation at any time as provided in the participant's Deferred Fee Agreement. In the event the participant fails to designate a beneficiary, his or her Deferral Account balance shall be distributed as provided in the participant's Deferred Fee Agreement.


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                                    ARTICLE 8

                               Plan Administration
                               -------------------

     8.1 Plan Administration. The Company's Board of Directors shall be responsible for appointing an Administrator to administer the Plan on behalf of the Company and its Subsidiaries. Such Administrator may be an individual or a committee authorized to act collectively on behalf of the Plan. The Administrator shall administer the Plan consistent with the Plan and the Deferred Fee Agreements and establish Deferral Accounts for each participant.

     8.2 Ownership of Assets. All amounts of Fees deferred under the Plan, all property and rights purchased with such amounts and all income attributable to such amounts, property or rights shall remain (until made available to the participant or beneficiary) solely the property and rights of the Company or its Subsidiaries (without being restricted to the provision of benefits under this Plan) and shall be subject to the claims of the Company's general creditors of the Company or applicable subsidiary.

                                    ARTICLE 9

                        Amendment or Termination of Plan
                        --------------------------------

        9.1 Amendment of Plan. The Company shall have the right to amend the Plan, at any time and from time to time, in whole or in part. The Company shall notify each participant in writing of any Plan amendment.

     9.2 Termination. Although the Company has adopted this Plan with the intention and expectation to maintain the Plan indefinitely, the Company may terminate or discontinue the Plan in whole or in part at any time without any liability for such termination or discontinuance. Upon Plan termination, all deferrals shall cease and participants' Deferred Account balances shall be distributed as provided in the Deferred Fee Agreements.

                                   ARTICLE 10

                                  Miscellaneous
                                  -------------

     10.1 Limitation of Rights. Neither the establishment of this Plan nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving a participant or any other person any legal or equitable right against the Company or its Subsidiaries except as provided in the Plan or Deferred Fee Agreements.

     10.2 Limitation on Assignment. Benefits under this Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void. A participant's or beneficiary's interest in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process.

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     10.3 Severability. If a court of competent jurisdiction holds any provision of this Plan to be invalid or unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

     10.4 Applicable Law. This Plan shall be construed in accordance with applicable federal law and, to the extent otherwise applicable, the laws of the State of California.


Adopted by the Board of Directors on May 28, 2002



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                                    Exhibit A
                                    ---------

                             DEFERRED FEE AGREEMENT

     THIS DEFERRED FEE AGREEMENT (this "Agreement") is made this ___ day of _______, 20___ by and between _________________ [North Bay Bancorp or name of subsidiary] (the "Provider"), and [NAME OF DIRECTOR OR OFFICER] (the "Director"[OR "OFFICER"; CHANGE THROUGHOUT]).

                                  INTRODUCTION

     North Bay Bancorp (the "Company") has adopted a 2002 Deferred Compensation Plan (the "Plan") for the benefit of the directors and officers of the Company and its Subsidiaries as more particularly set forth in the Plan as approved by the Company's Board of Directors on May 28, 2002. Any capitalized terms that are not defined herein shall have the meanings ascribed to them as set forth in the Plan.

     To encourage the Director to remain a member of the Provider's Board of Directors, the Provider is willing to provide to the Director a deferred fee opportunity pursuant to the Plan. The Provider will pay the benefits from its general assets.

     In furtherance of the Plan and the purpose of this Agreement, the Provider and the Director have entered into this Agreement pursuant and subject to all of the provisions of the Plan which are incorporated herein by this reference and shall govern in the event of any inconsistency.

                                    AGREEMENT

The Director and the Provider agree as follows:

1.   Deferral Election.

     1.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Administrator a signed Election Form (attached hereto as Exhibit 1) within thirty (30) days after the date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and the form of benefit payment. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Administrator.

     1.2 Election Changes.

          1.2.1 Generally. The Director may modify the amount of Fees to be deferred by filing a subsequent signed Election Form with the Administrator at least ten (10) days prior to the beginning of each taxable year. The modified deferral shall be effective as soon as administratively practicable but not earlier than the first pay period following receipt by the Administrator of such


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Election Form; provided,  however,  deferral changes shall not reduce the amount of Fees deferred to less than the minimum deferral or increase the amount of Fees deferred to more than the maximum deferral established by the Plan. The Director may not change the form of benefit payment initially elected under
Section 2.1.

          1.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Administrator may reduce or cease future deferrals under this Agreement.

2.   Deferral Account.

     2.1. Establishing and Crediting. The Provider shall establish a Deferral Account on its books for the Director, and shall credit to the Deferral Account the following amounts:

          2.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

          2.1.2 Interest. On the first day of each month and immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2, if any, at an annual rate, compounded monthly, equal to the rate determined by the Company's Board of Directors, in its sole discretion.

     2.2 Statement of Account. The Provider shall provide to the Director, within ninety (90) days after the end of each taxable year, a statement setting forth the Deferral Account balance.

     2.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Provider for the payment of benefits. The benefits represent the mere Provider promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

3.   Lifetime Benefits.

     3.1 Normal Termination Benefit. Upon the Director's Termination of Service on or after the Normal Termination Date, the Provider shall pay to the Director the benefit described in this Section 3.1.

          3.1.1 Amount of Benefit. The benefit under this Section 3.1 is the Deferral Account balance at the Director's Termination of Service.

          3.1.2 Payment of Benefit. The Provider shall pay the benefit to the Director in the form elected by the Director on the Election Form. The Provider shall continue to credit interest under Section 2.1.2.

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     3.2 Early  Termination  Benefit.  If the Director  terminates  service as a director before the Normal Termination Dateby reason of removal in accordance with the Company's or Provider's Bylaws or pursuant to an order issued by any governmental agency with authority to examine and/or regulate the Company or Provider, the Provider shall pay to the Director the benefit described in this
Section 3.2.

          3.2.1 Amount of Benefit. The benefit under this Section 3.2 is calculated by recomputing the Deferral Account balance from its inception with the following modification:

               3.2.1.1 Interest Rate Reduction.  The interest rate under Section
2.1.2 shall be reduced by two-hundred (200) basis points.

          3.2.2 Payment of Benefit. The Provider shall pay the benefit to the Director in the form elected by the Director on the Election Form. The Provider shall continue to credit interest under Section 2.1.2.

     3.3 Disability Benefit. If the Director terminates service as a director for Disability prior to the Normal Retirement Date, the Provider shall pay to the Director the benefit described in this Section 3.3.

          3.3.1 Amount of Benefit. The benefit under this Section 3.3 is the Deferral Account balance at the Director's Termination of Service.

          3.3.2 Payment of Benefit. The Provider shall pay the benefit to the Director in the form elected by the Director on the Election Form. The Provider shall continue to credit interest under Section 2.1.2.

     3.4 Change of Control Benefit. Upon a Change of Control while the Director is in the active service of the Provider, the Provider shall pay to the Director the benefit described in this Section 3.4 in lieu of any other benefit under this Agreement.

          3.4.1 Amount of Benefit. The benefit under this Section 3.4 is the Deferral Account balance at the date of the Director's Termination of Service.

          3.4.2 Payment of Benefit. The Provider shall pay the benefit to the Director in a lump sum within thirty (30) days after the Director's Termination of Service.

     3.5 Hardship Distribution. Upon the Provider's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 1.2.2, the Provider shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Provider, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

4.   Death Benefits

     4.1 Death During Active  Service.  If the Director dies while in the active


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service of the Provider,  the Provider shall pay to the  Director's  beneficiary
(see also Section 5 below) the benefit described in this Section 4.1.

          4.1.1 Amount of Benefit. The benefit under Section 4.1 is the amount of the Deferral Account Balance at the date of the Director's death.

          4.1.2 Payment of Benefit. The Provider shall pay the benefit to the beneficiary within sixty (60) days following the Director's death. The Provider shall continue to credit interest under Section 2.1.2.

     4.2 Death During Benefit Period. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Provider shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

5.   Beneficiaries.

     5.1. Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation (attached hereto as Exhibit 2) with the Administrator. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Administrator during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.

     5.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Provider may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Administrator may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Provider and Company from all liability with respect to such benefit.

6.   General Limitations.

Notwithstanding any provision of this Agreement to the contrary, the Provider shall not pay any benefit under this Agreement:

     6.1 Excess Parachute Payment. To the extent the benefit would be an excess parachute payment under Section 280G of the Code.

     6.2 Termination for Cause. If the Director's service as a director is terminated for:

          6.2.1 Gross negligence or gross neglect of duties;

          6.2.2 Commission of a felony or of a gross misdemeanor involving moral turpitude; or


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          6.2.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant policy of the Company or its Subsidiaries committed in connection with the Director's service and resulting in an adverse financial effect on the Company or its Subsidiaries.

          6.2.4. Misconduct resulting in an order of any governmental agency that the Director's service be terminated or the Director resign.

7.   Claims and Review Procedures.

     7.1 Claims Procedure. The Administrator shall notify the Director's beneficiary in writing, within thirty (30) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Administrator determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Administrator determines that there are special circumstances requiring additional time to make a decision, the Administrator shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

     7.2 Review Procedure. If the beneficiary is determined by the Administrator not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") by filing a petition for review with the Administrator within sixty (60) days after receipt of the notice issued by the Administrator. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the
Administrator of the petition, the Compensation Committee shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Compensation Committee orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Administrator shall notify the beneficiary of the Compensation Committee's decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Administrator, but notice of this deferral shall be given to the beneficiary.

8.   Amendments and Termination.

The Provider may amend or terminate this Agreement at any time prior to the Director's Termination of Service by written notice to the Director. In no event shall this Agreement be terminated without payment to the Director of the Deferral Account Balance attributable to the Director's deferrals and interest credited on such amounts.


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
9.   Miscellaneous.

     9.1  Binding  Effect.  This  Agreement  shall  bind  the  Director  and the
Provider,  their  beneficiaries,   survivors,   executors,   administrators  and
transferees, and, where expressly applicable, the Company.

     9.2 No Guaranty of Employment. This Agreement is not a contract for services. It does not give the Director the right to remain a director of the Provider, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.

     9.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     9.4 Tax Withholding. The Provider shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     9.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

     9.6 Unfunded Arrangement. The Director and beneficiary are general unsecured creditors of the Provider for the payment of benefits under this Agreement. The benefits represent the mere promise by the Provider to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors.

IN WITNESS WHEREOF, the Director and a duly authorized officer of Provider have signed this Agreement.

DIRECTOR:

-----------------------------------------------------


PROVIDER:
[NORTH BAY BANCORP, THE VINTAGE BANK, SOLANO BANK]

By:
     ------------------------------------------------
Name:
Title:  President & CEO

                                    Exhibit 1
                                    ---------

                             DEFERRED FEE AGREEMENT
                          Deferral and Benefit Election

I elect to defer Fees under my Deferral Fee Agreement, as follows:

======================================== ===================================== =====================================

         Amount of Deferral                      Frequency of Deferral                       Duration
======================================== ===================================== =====================================

     [Initial and Complete One]               [Initial and Complete One]            [Initial and Complete One]

 ___ I elect to defer ___% of Fees        ___  Beginning of Year                ___ This Year only

___ I elect to defer $ _____              ___  Each pay period                  ___  For ___ Years
of Fees
                                          ___  Monthly                          ___     Until the Normal
___ I elect not to defer Fees                                                           Termination Date
                                          ___  Quarterly

                                          ___  Semi-Annually

                                          ___  End of Year

---------------------------------------- ------------------------------------- -------------------------------------


======================================== ===================================== =====================================

I understand that I may change the amount, frequency and duration of my deferrals by filing a new election form with the North Bay Bancorp
Administrator, provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Administrator.

                                 Form of Benefit

I elect to receive benefits under the Agreement in the following form:
                  _____  Lump sum
                  _____  Equal monthly installments for _______ months

I understand that I may not change the form of benefit elected, even if I later change the amount of my deferrals under this Agreement.

Signature
           ------------------------------------------
                  [Director Name]
Date:
       -----------------------------

Accepted this ___ day of                    , 20___.
                         -------------------

By:
     ------------------------------------------------
Name:
      -----------------------------------------------
Title:
       ----------------------------------------------

                                    Exhibit 2
                                    ---------

                             DEFERRED FEE AGREEMENT
                             Beneficiary Designation
                             -----------------------


         Subject to the terms and conditions of the 2002 Deferred Fee Plan and of the Deferred Fee Agreement and pursuant to Section 5 of the Deferred Fee Agreement, the Undersigned hereby designates the following beneficiary for purposes of the 2002 Deferred Fee Plan and the Deferred Fee Agreement:

BENEFICIARY:

Exact Name:
                  ------------------------------------

                  ------------------------------------
Address/Contact:
                  ------------------------------------

                  ------------------------------------

                  ------------------------------------

IN WITNESS WHEREOF:

Signature:
            -----------------------------------------

Date:
       ----------------------------------------------


Accepted this ___ day of                    , 20___.
                         -------------------

By:
     ------------------------------------------------
Name:
      -----------------------------------------------
Title:
       ----------------------------------------------